UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported):   October 21, 2003


                              WTC INDUSTRIES, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                   0-19622                  38-2308668
        --------                   -------                  ----------
(State or other jurisdiction     (Commission           (I.R.S. Employer
of incorporation)                File Number)          Identification No.)


1000 Apollo Road
Eagan, Minnesota                                       55121-2240
---------------------------                            ----------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (651) 554-3140

Items 1-6 and 8-11 are not applicable and therefore omitted.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued October 21, 2003.

ITEM 12.          DISCLOSURE OF RESULTS OF OPERATIONS
                  AND FINANCIAL CONDITION.

         WTC Industries, Inc. hereby furnishes a press release, issued on October 21, 2003, disclosing material non-public information regarding its results of operations for the quarter ended September 30, 2003. The press release is also available on the Company's website, which is www.pentapure.com.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           WTC INDUSTRIES, INC.

                                           By  /s/  Greg P. Jensen
                                             ----------------------------------
                                               Greg P. Jensen
                                               Chief Financial Officer


Dated:  October 21, 2003

                       WTC INDUSTRIES, INC. AND SUBSIDIARY
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                          Three months                    Nine months
                                                      ended September 30,             ended September 30,
                                                --------------------------------  -----------------------------
                                                     2003             2002            2003             2002
                                                 ------------     ------------    ------------     ------------
NET SALES                                        $  7,738,921     $  6,152,180    $ 19,997,518     $ 19,236,206

COST OF GOODS SOLD                                  5,221,101        4,205,570      13,299,154       13,041,742
                                                 ------------     ------------    ------------     ------------

GROSS PROFIT                                        2,517,820        1,946,610       6,698,364        6,194,464

OPERATING EXPENSES
       Selling, general and administrative            663,741          714,025       2,064,973        2,099,180
       Research and development                       381,909          313,059       1,359,380        1,113,008
                                                 ------------     ------------    ------------     ------------
                                                    1,045,650        1,027,084       3,424,353        3,212,188
                                                 ------------     ------------    ------------     ------------

INCOME FROM OPERATIONS                              1,472,170          919,526       3,274,011        2,982,276

NONOPERATING EXPENSE
       Interest expense                                63,665           92,724         208,286          270,142
       Other income                                    (4,504)              --          (3,103)              --
                                                 ------------     ------------    ------------     ------------
                                                       59,161           92,724         205,183          270,142
                                                 ------------     ------------    ------------     ------------

INCOME BEFORE INCOME TAXES                          1,413,009          826,802       3,068,828        2,712,134

INCOME TAX (EXPENSE) BENEFIT (Note 6)                (536,943)              --      (1,166,218)       1,400,000
                                                 ------------     ------------    ------------     ------------

NET INCOME                                       $    876,066     $    826,802    $  1,902,610     $  4,112,134
                                                 ============     ============    ============     ============

PER COMMON SHARE DATA - BASIC & DILUTED

EARNINGS PER SHARE - BASIC                       $       0.49     $       0.52    $       1.12     $       2.67
                                                 ============     ============    ============     ============
EARNINGS PER SHARE - DILUTED                     $       0.39     $       0.37    $       0.85     $       1.87
                                                 ============     ============    ============     ============

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING

       BASIC                                        1,785,000        1,600,000       1,703,000        1,539,000
                                                 ============     ============    ============     ============
       DILUTED                                      2,238,000        2,254,000       2,231,000        2,202,000
                                                 ============     ============    ============     ============


                                                 September 30,    December 31,
ASSETS                                               2003             2002
------                                           -------------    ------------

CURRENT ASSETS                                   $ 10,632,942     $  7,689,911
PROPERTY & EQUIPMENT, NET                           4,539,615        2,710,671
OTHER ASSETS                                        2,221,104        3,257,669
                                                 ------------     ------------
                                                 $ 17,393,661     $ 13,658,251
                                                 ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES                              $  8,390,064     $  4,863,637
LONG TERM OBLIGATIONS                               3,712,409        5,550,811
STOCKHOLDERS' EQUITY                                5,291,188        3,243,803
                                                 ------------     ------------
                                                 $ 17,393,661     $ 13,658,251
                                                 ============     ============